                                   Securities Act of 1933 File No. 333----------

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)  [X]

                             TRUST MANAGEMENT, INC.
               (Exact name of trustee as specified in its charter)

                                      TEXAS
   (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                   75-1333672
                     (I.R.S. Employer Identification Number)

                 210 W. 6TH STREET, SUITE 605, FT. WORTH, TEXAS
                    (Address of principal executive offices)

                                      76102
                                   (Zip code)

                           ROBERT C. FINLEY, PRESIDENT
                           210 W 6TH STREET, SUITE 605
                             FT. WORTH, TEXAS 76102
                                 (817) 335-2933
            (Name, address and telephone number of agent for service)

                        TRANSITION AUTO FINANCE III, INC.
               (Exact name of obligor as specified in its charter)

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

                                   75-2753067
                     (I.R.S. Employer Identification Number)

              5422 ALPHA ROAD, SUITE 100, DALLAS, TEXAS (Address of
                          principal executive offices)

                                      75240
                                   (Zip code)

          11% REDEEMABLE SECURED PROMISSORY NOTES DUE OCTOBER 31, 2004
                         (Title of indenture securities)

   The application relates to all of the securities registered pursuant to the delayed offering registration statement.

ITEM 1.  GENERAL INFORMATION

(a) Trust Management, Inc.(the Trustee ) is subject to the examining or supervisory authority of the following authorities:

         Texas Department of Banking

(b)      The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

TRANSITION AUTO FINANCE III, INC. (the "Obligor"), is not affiliated with the Trustee.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

As of August 31, 1999, the Trustee has no outstanding voting securities.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

The Trustee is not a trustee under any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

Neither the Trustee, nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee, or representative of the Obligor or of any underwriter for the Obligor.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

As of August 31, 1999, neither the Obligor, nor any of its directors, partners or executive officers beneficially owned any voting securities of the Trustee.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

As of August 31, 1999, no underwriter for the Obligor, nor any director, partner or executive officer of any such underwriter, beneficially owned any voting securities of the Trustee.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

As of August 31, 1999, the Trustee did not beneficially own any securities of the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

As of August 31, 1999, the Trustee did not beneficially own any securities of any underwriter for the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

As of August 31, 1999, the Trustee did not beneficially own or hold as collateral security for any obligations in default any voting securities of any person who, to the Trustee's knowledge, (l) owned 10% or more of the voting securities of the Obligor, or (2) is an affiliate, other than a subsidiary, of the Obligor.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

As of August 31, 1999, the Trustee did not beneficially own or hold as collateral security for any obligations in default any securities of any person, who to the trustee's knowledge, owned 50% or more of the voting securities of the Obligor.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

As of August 31, 1999, the Obligor was not indebted to the Trustee.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

(a) There has been no default with respect to the securities under this Indenture.

(b) The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding, nor a trustee for more than one outstanding series of securities under the indenture.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

No underwriter of the Obligor is an affiliate of the Trustee.

ITEM 15.  FOREIGN TRUSTEE.

This item is not applicable.

ITEM 16.  LIST OF EXHIBITS.

16.1      Certificate of Amendment to the Charter of Trust Management, Inc.

16.2 Certificate of Authority of Trust Management, Inc. to commence business.

16.3 Authorization of Trust Management, Inc. to exercise corporate trust powers.

16.4      By-Laws of Trust Management, Inc.

16.5      Not applicable.

16.6      Consent of Trustee.

16.7      Latest Report of Condition of Trust Management, Inc.

16.8      Not applicable.

16.9      Not applicable.


SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Trust Management, Inc., a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Fort Worth, and State of Texas, on the 23rd day of September, 1999.


                                       TRUST MANAGEMENT, INC.
                                             (Trustee)

                                       By:  /s/ Robert C. Finley
                                           ------------------------------------
                                            Robert C. Finley, President

NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Trust Management, Inc., a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Ft. Worth, and State of Texas, on the 23rd day of September, 1999.

                                        TRUST MANAGEMENT, INC.
                                              (Trustee)


                                      By:    /s/ Robert c. Finley
                                          -------------------------------------
                                             Robert C. Finley, President

                                                                    EXHIBIT 16.1

               Certificate of Amendment of Trust Management, Inc.

THE STATE OF TEXAS

OFFICE OF THE SECRETARY OF STATE





CERTIFICATE OF AMENDMENT

OF

TRUST MANAGEMENT, INC.


FORMERLY: A. B. CULBERTSON AND COMPANY
CHARTER NO. 120580



           The undersigned, as Secretary of State of the State of Texas, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Texas Business Corporation Act, have been received in this office and are found to conform to law.

           ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.


Dated: August 10, 1970


                      ------------------------------------
                               Secretary of State

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           A.B. CULBERTSON AND COMPANY

           Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

           The name of the corporation is A. B. CULBERTSON AND COMPANY.

                                   ARTICLE TWO

           The following amendment to the Articles of Incorporation changing the name of the corporation was adopted by the shareholders of the corporation on August 5, 1970.

           Article One of the Articles of Incorporation, as heretofore amended, is hereby amended so as to read and provide as follows:

           The name of the corporation is TRUST MANAGEMENT, INC.

                                  ARTICLE THREE

           The number of shares of the corporation outstanding at the time of such adoption was 32,500; and the number of shares entitled-to vote thereon was 32,500.

                                  ARTICLE FOUR

           The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

           DATED the 6th day of August, 1970.

                                            A.B. CULBERTSON AND COMPANY


                                            By: /s/
                                                --------------------------------
                                                Its Vice President

                                            By: /s/
                                                --------------------------------
                                                Its Secretary

STATE OF TEXAS                  )
                                )
COUNTY OF TARRANT               )

           I, Dorothy Hoover, a Notary Public, do hereby certify that on this the 6th day of August, 1970, personally appeared before me Charles E. Martin, who declared he is Vice President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                /s/
                                                --------------------------------
                                                Notary Public in and for
                                                Tarrant County, Texas
                                                Commission Expires: June 1, 1971

                                                                    EXHIBIT 16.2

               CERTIFICATE OF AUTHORITY OF TRUST MANAGEMENT, INC.
                              TO COMMENCE BUSINESS

                               THE STATE OF TEXAS


                               SECRETARY OF STATE


                          IT IS HEREBY CERTIFIED, THAT

                            Articles of Incorporation

                                       of

                             TRUST MANAGEMENT, INC.

                 were filed in this office and a certificate of

                           incorporated was issued on

                                 June 30, 1954;

                  IT IS FURTHER CERTIFIED, that no certificate

               of dissolution has been issued, and the corporation

                             is still in existence.



                                    IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, this 6th day of April, 1988


                                    /s/
                                    --------------------------------------------
                                    Secretary of State

                                                                    EXHIBIT 16.3


   Authorization of Trust Management, Inc.to exercise corporate trust powers.

                                 STATE OF TEXAS
                              DEPARTMENT OF BANKING


                            CERTIFICATE OF AUTHORITY

                                      95-37
                                 --------------
                                 charter number


                             This is to certify that

                             TRUST MANAGEMENT, INC.


           is duly authorized under the laws of the State of Texas to conduct business as a Trust Company at

                         210 West 6th Street, Suite 605

                           Fort Worth, Tarrant County,

                                      Texas



                   In witness whereof, I have hereunto set my hand at the City of Austin, Travis County, in the State of Texas, on this the 15th day of June, 1992.


                              /s/ RANDALL S. JAMES
                 -----------------------------------------------
                 Randall S. James, Banking Commissioner of Texas

                                                                    EXHIBIT 16.4

                        Bylaws of Trust Management, Inc.

                                REVISED BYLAWS OF
                             TRUST MANAGEMENT, INC.


                                    Contents


Article 1:    Offices

              1.01      Registered Office and Agent
              1.02      Other Offices

Article 2:    Shareholders

              2.01      Place of Meetings
              2.02      Annual Meeting
              2.03      Special Meetings
              2.04      Notice
              2.05      Order of Business at Meetings
              2.06      Quorum
              2.07      Majority Vote; Withdrawal of Quorum
              2.08      Method of Voting
              2.09      Election of Directors; Non-cumulative Voting
              2.10      Voting List
              2.11      Record Date; Closing Transfer Books
              2.12      Action Without Meeting
              2.13      Telephone Meetings

Article 3:    Directors

              3.01      Management
              3.02      Place of Meetings
              3.03      Regular Meetings; Notice
              3.04      Special Meetings; Notice
              3.05      Quorum; Majority Vote
              3.06      Number; Qualification; Election; Term
              3.07      Change in Number
              3.08      Removal
              3.09      Vacancies
              3.10      Procedure
              3.11      Compensation
              3.12      Interested Directors, Officers, and Shareholders
              3.13      Action Without Meeting
              3.14      Telephone Meetings
              3.15      Deadlock

Article 4:    Notice

              4.01      Method
              4.02      Waiver

Article 5:    Officers and Agents

              5.01      Number; Qualification; Election

          5.02      Term and Compensation
          5.03      Removal
          5.04      Vacancies
          5.05      Authority
          5.06      President
          5.07      Vice President
          5.08      Secretary
          5.09      Treasurer
          5.10      Excess Compensation

Article 6:          Certificates and Shareholders

          6.01      Certificates
          6.02      Issuance
          6.03      Payment for Shares
          6.04      No Pre-Emptive Rights
          6.05      Lien
          6.06      Replacement of Lost, Stolen(1) or Destroyed Certificates
          6.07      Transfer of Shares
          6.08      Registered Shareholders

Article 7:          Indemnification

          7.01      Indemnification of Directors, Officers, Employees, etc.
          7.02      Limitations on Indemnification
          7.03      Indemnity for Successful Defense
          7.04      Advancement of Expenses
          7.05      Indemnification Not Exclusive
          7.06      Liability Insurance
          7.07      Notification of Shareholders

Article 8:          General Provisions

          8.01      Dividends and Reserves
          8.02      Books and Records
          8.03      Annual Statement
          8.04      Checks and Notes
          8.05      Fiscal Year
          8.06      Seal
          8.07      Resignation
          8.08      Interested Directors, Officers, and Shareholders
          8.09      Purchase Own Shares
          8.10      Construction
          8.11      Amendment of Bylaws
          8.12      Table of Contents; Headings

                               Article 1: Offices

           1.01 Registered Office and Agent. The registered office of the corporation shall be located in Fort Worth, Tarrant County, Texas.

           1.02 Other Offices. The corporation may also have offices at such other places both within and without the State of Texas as the board of directors may from time to time determine or the business of the corporation may require.

                             Article 2: Shareholders

           2.01 Place of Meetings. All meetings of the shareholders for the election of directors shall be held at such time and place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

           2.02 Annual Meeting. An annual meeting of the shareholders shall be held each year on the second Tuesday in September. If such day is a legal holiday, then the meeting shall be on the next secular day following. At the meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

           2.03 Special Meetings. Unless otherwise prescribed by statute or by the articles of incorporation, or by these bylaws, special meetings of the shareholders, for any purpose or purposes, may be called by the president, the board of directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the objects stated in the notice of the meeting.

           2.04 Notice. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

           2.05 Order of Business at Meetings. The order of business at annual meetings and so far as practicable at other meetings of shareholders shall be as follows unless changed by the board of directors:

           (a) Call to order
           (b) Proof of due notice of meeting
           (c) Determination of quorum and examination of proxies
           (d) Announcement of availability of voting list
           (e) Announcement of distribution of annual statement
           (f) Reading and disposing of minutes of last meeting of shareholders
           (g) Reports of officers and committees
           (h) Appointment of voting inspectors
           (i) Unfinished business
           (j) New business
           (k) Nomination of directors
           (1) Opening of polls for voting
           (m) Recess
           (n) Reconvening; closing of polls
           (o) Report of voting inspectors

           (p) Other business
           (q) Adjournment

           2.06 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute, by the articles of incorporation or by these bylaws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At the adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

           2.07 Majority Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one upon which, by express provision of the statutes or of the articles of incorporation or of these bylaws, a different vote is required in which case the express provision shall govern and control the decision of the question. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

           2.08 Method of Voting. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation and except as otherwise provided by Article 5.13 of the Texas Business Corporation Act. At any meeting of the shareholders, every shareholder having the right to vote may vote either in person, or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary of the corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Section 2.09 of these bylaws. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case, written ballots shall be used.

           2.09 Election of Directors; Non-cumulative Voting. Directors shall be elected by plurality vote. Cumulative voting shall not be permitted.

           2.10 Voting List. At least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. For a period of ten days prior to the meeting, the list shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any shareholder during the whole time of the meeting.

           2.11 Record Date; Closing Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date of which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided herein, such determination shall apply to any adjournment thereof except when the determination has been made through the closing of stock transfer books, and the stated period of closing has expired.

           2.12 Action Without Meeting. Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and the consent shall have the same force and effect as a unanimous vote of the shareholders. Any signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

           2.13 Telephone Meetings. Subject to the provisions of these bylaws, for notice of meetings, shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                              Article 3: Directors

           3.01 Management. The business and affairs of the corporation shall be managed by the board of directors who may exercise all powers of the corporation and do all lawful acts and things as are not (by statute or by the articles of incorporation or by these bylaws) directed or required to be exercised or done by the shareholders.

           3.02 Place of Meetings. Meetings of the board of directors, regular or special, may be held either within or without the State of Texas.

           3.03 Regular Meetings; Notice. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

           3.04 Special Meetings; Notice. Special meetings of the board of directors may be called by the president on three days' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the secretary or by two directors in like manner and on like notice. Except as otherwise expressly provided by statute, or by the articles of incorporation, or by these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

           3.05 Quorum; Majority Vote. At all meetings of the board of directors a majority of the number of directors fixed by these bylaws then holding office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically provided by statute or by the articles of incorporation or by these bylaws. If a quorum is not present at a meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

           3.06 Number; Qualification; Election; Term. The board of directors shall consist of at least three. Directors need not be shareholders or residents of the State of Texas. The directors shall be elected at the annual meeting of the shareholders, except as hereafter provided. Each director elected shall hold office until his successor shall be elected and shall qualify.

           3.07 Change in Number. The number of directors may be increased or decreased from time to time by amendment to these bylaws but no decrease shall have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

           3.08 Removal. Any or all director(s) may be removed either with or without cause at any special or annual meeting of shareholders, by the affirmative vote of a majority of shares of the shareholders present in person or by proxy at the meeting and entitled to vote for the election of such director if notice of intention to act upon the matter shall have been given in the notice calling such meeting.

           3.09 Vacancies. Any vacancy occurring in the board of directors (by death, resignation, removal, or otherwise) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any vacancy created by an increase in the number of directors shall be filled by election at an annual meeting or a special meeting of the shareholders called for that purpose.

           3.10 Procedure. The board of directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the corporation.

           3.11 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

           3.12 Interested Directors, Officers, and Shareholders.

                (a) Validity. Any contract or other transaction between the corporation and any of its directors, officers, or shareholders (or any corporation or firm which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of the director, officer, or shareholder at the meeting authorizing the contract or transaction, or his participation in the meeting or authorization.

                (b) Disclosure, Approval. The foregoing shall, however, apply only if the interest of each interested director, officer, or shareholder is known or disclosed:

                    (1) To the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                    (2) To the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each interested person to be counted for quorum and voting purposes.

                (c) Non-Exclusive. This provision shall not be construed to invalidate any contract or transaction which would be valid in the absence of this provision.

           3.13 Action Without Meeting. Any action required by statute to be taken at a meeting of the directors, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all of the directors entitled to vote with respect to the subject matter thereof(1) and the consent shall have the same force and effect as a unanimous vote of the directors. Any signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

           3.14 Telephone Meetings. Subject to the provisions of these bylaws, for notice of meetings, members of the board of directors or members of any committee designated by such board, may participate in and hold a meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

           3.15 Deadlock. If the directors are deadlocked on an issue, the shareholders shall intervene and their vote shall control as to the disputed issue.

                                Article 4: Notice

           4.01 Method. Whenever by statute or the articles of incorporation, or these bylaws, notice is required to be given to a director or shareholder, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but the notice may be given (a) in writing, by mail, postage prepaid, addressed to the director or shareholder at the address appearing on the books of the corporation, or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is thus deposited in the United States mails.

           4.02 Waiver. Whenever, by statute or the articles of incorporation or these bylaws, notice is required to be given to a shareholder or director, a waiver thereof in writing signed by the person or persons entitled to the notice, whether before or after the time stated in the notice, shall be equivalent to the giving of the notice. Attendance of a director at a meeting shall constitute a waiver of notice of the meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                         Article 5: Officers and Agents

           5.01 Number; Qualification; Election.

                (a) The corporation shall have:

                    (1) a president, a vice president, a secretary, and a treasurer; and

                    (2) such other officers and assistant officers and agents as the board of directors may think necessary.

                        (b) No officer or agent need be a shareholder, a director, or a resident of Texas.

                        (c) Officers named in Section 5.01(a)(1) shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Section 5.01(a)(2) may be elected by the board at any meeting.

           5.02 Term and Compensation. Unless otherwise specified by the board at the time of election or appointment, or in an employment contract approved by the board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of shareholders. He shall serve until the end of his term or, if earlier, his death, resignation, or removal. The compensation of officers and agents shall be fixed from time to time by the board of directors.

           5.03 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby. The removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

           5.04 Vacancies. Any vacancy occurring in any office of the corporation (by death, resignation, removal or otherwise) may be filled by the board of directors.

           5.05 Authority. Officers and agents shall have such authority and perform such duties in the management of the corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

           5.06 President. The president shall be the chief executive officer of the corporation. He shall preside at all meetings of the shareholders and the board of directors, shall have general and active management of the business and affairs of the corporation, and shall see that all orders and resolutions of the board are carried into effect. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe.

           5.07 Vice President. The vice president shall, in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

           5.08 Secretary.

                (a) The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive committee when required.

                (b) He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors.

                (c) He shall keep the seal of the corporation and, when authorized by the board of directors or the executive committee, may affix the same to any instrument and may attest the signature of any officer to any instrument, but neither the presence of the seal nor the attestation by the secretary shall be necessary to the validity of any instrument otherwise valid.

                (d) He shall be under the supervision of the president. He shall perform the duties of treasurer if no treasurer is elected. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

           5.09 Treasurer.

                (a) The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

                (b) He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for disbursements, and shall render to the president and directors, at the regular meetings of the board, or whenever they may require it, an account of all of his transactions as treasurer and of the financial condition of the corporation.

                (c) If required by the board of directors, he shall give the corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.

                (d) He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

           5.10 Excess Compensation. Any payments made to an officer of the corporation such as a salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which is disallowed in whole or in part as a deductible expense by the Internal Revenue Service, will be reimbursed by such officer to this corporation to the full extent of such disallowance. It will be the duty of the Board of Directors to enforce payment of each such amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the corporation has been recovered.

                    Article 6: Certificates and Shareholders

           6.01 Certificates. Certificates in the form determined by the board of directors shall be delivered representing all shares to which shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of shares, or a statement that the shares are without par value, and such other matters as may be required by law. They shall be signed by the president or vice president and such other officer or officers as the board of directors shall designate, and may be sealed with the seal of the corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the corporation or an employee of the corporation), the signature of the officer may be facsimile. Each certificate representing shares shall state upon the face thereof: (A) that the corporation is organized under the laws of the State of Texas; (B) the name of the person to whom issued; (C) the number and class of shares and the designation of the series, if any, which such certificate represents; and (D) the par value of each share represented by such certificate, or a statement that the shares are without par value.

           6.02 Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

           6.03 Payment for Shares. The consideration paid for the issuance of shares shall consist of money paid, labor done (including services actually performed for the corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment or part payment for shares of the corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of the consideration received for shares shall be conclusive. When such consideration has been paid to the corporation, the shares shall be deemed to have been issued, the shareholder entitled to receive such issue shall be a shareholder with respect to such shares, and the shares shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the board of directors in accordance with law between stated capital and capital surplus accounts.

           6.04 No Pre-Emptive Rights. No shareholder or other person shall have any pre-emptive right whatsoever.

           6.05 Lien. For any indebtedness of a shareholder to the corporation, the corporation shall have a first and prior lien on all shares of its stock owned by such shareholder and on all dividends or other distributions declared thereon.

           6.06 Replacement of Lost, Stolen, or Destroyed Certificates.

           The board of directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing the board of directors may, in its discretion and as a condition precedent to the issuance require a bond (with a surety or sureties satisfactory to the corporation) in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim, that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed, or wrongfully taken, and the holder of record fails to notify the corporation within a reasonable time after such holder has notice of it, and the corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the corporation for the transfer or for a new certificate.

           6.07 Transfer of Shares. Shares of stock shall be transferable only on the books of the corporation by the holder thereof in person or by his duly authorize& attorney. Upon surrender, to the corporation or its transfer agent, of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

           6.08 Registered Shareholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in any share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                           Article 7: Indemnification

           7.01 Indemnification of Directors, Officers, Employees, Etc.

           Subject to the limitations set forth in Section 7.02, the corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding, whether civil, criminal, administrative, arbitrative, or investigative, including any appeal in such proceeding and any inquiry or investigation that could lead to such proceeding, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or, while occupying such position with the corporation, is or was serving at the request of the corporation in a similar functionary position of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Indemnification shall be against all expenses, including, without limitation, attorneys' fees, court costs, expert witness fees, judgments, decrees, fines, penalties, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding, except that in any action brought by or on behalf of the corporation, indemnification shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding.

           7.02 Limitations on Indemnification

                (a) If a person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by such person, whether or not the benefit resulted from an action taken in the person's official capacity, the indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation.

                (b) Indemnification under Section 7.01 of these Bylaws shall be available only after a determination has been made that the person:

                    (1) acted in good faith;
                    (2) reasonably believed:

                        (i) In the case of conduct in an official capacity, his conduct was in the best interests of the corporation; and

                        (ii) In all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

                    (3) In the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

           The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or on a plea of nob contendere or its equivalent, shall not of itself be determinative that the person failed to act in accordance with these requirements. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

                (c) The determination of indemnification required by Subsection
(b) must be made:

                    (1) By majority vote of a quorum of directors who at the time of the vote are not named as defendants or respondents in the proceeding;

                    (2) If such a quorum cannot be obtained, by a majority vote of a committee of the board of directors, designated to act in the matter by majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding;

                    (3) By special legal counsel selected by the board of directors or by a committee of the board by vote as set forth in Paragraphs (1) or (2) of this Subsection (c), or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or

                    (4) By the shareholders in a vote that excludes the shares held by those directors who are named defendants or respondents in the proceeding.

                    (d) The determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses shall be made in the manner specified in paragraph (3) of Subsection
(c), for the selection of special legal counsel.

                    (e) The provision for mandatory indemnification set forth in
Section 7.01, subject to the limitations set forth in this Section 7.02, shall be deemed to constitute authorization of indemnification in the manner required by law.

           7.03 Indemnity for Successful Defense

           Notwithstanding any limitation set forth in Sections 7.01 and 7.02 above, the corporation shall indemnify any person to which Section 7.01 applies against reasonable expenses, including, without limitation, attorney's fees, court costs and expert witness fees, incurred by such person in connection with any proceeding, described in Section 7.01, in which such person is or was a named defendant or respondent if such person has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

           7.04 Advancement of Expenses

           Reasonable expenses incurred by a director, officer, employee, or agent of the corporation who was, is, or is threatened to be made a named defendant or respondent in a proceeding, described in Section 7.01, may be paid or reimbursed by the corporation in advance of the final disposition as authorized by the board of directors. Before authorizing the advance, the board of directors must determine that the facts then known to the board of directors would not preclude indemnification under these bylaws.

           In addition, the board must receive:

                    (1) A written affirmation by the director, officer-, employee, or agent of that person's good faith belief that he meets the standard of conduct, defined in Section 7.02 herein, which is necessary under these bylaws for indemnification; and

                    (2) A written undertaking by or on behalf of the director, officer, employee, or agent to repay the expenses if it is ultimately determined that he has not met the standard of conduct, defined in Section 7.02 herein, which is necessary under these bylaws for indemnification.

           7.05 Indemnification Not Exclusive

           The indemnification provided by this Article shall not be deemed exclusive of any other power to indemnify or right to indemnification that the corporation or any person referred to in this Article may have or acquire under the laws of the State of Texas.

           7.06 Liability Insurance

           The corporation may purchase and maintain insurance on behalf of any person described in Section 7.01 against any liability asserted against and incurred by that person whether or not the corporation would have the power to indemnify him against that liability under the provisions of this Article.

           7.07 Notification of Shareholders

           Any indemnification or advance of expenses in accordance with this
Article 7 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholder's meeting or with or before the next submission to shareholders of a consent to action without a meeting.

                          Article 8: General Provisions

           8.01 Dividends and Reserves.

                (a) Declaration and Payment. Subject to statute and the articles of incorporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of the corporation. The declaration and payment shall be at the discretion of the board of directors.

                (b) Record Date. The board of directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than fifty days prior to the payment date of the dividend, or the board of directors may close the stock transfer books for that purpose for a period of not more than fifty days prior to the payment date of the dividend. In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring the dividend shall be the record date.

                (c) Reserves. By resolution the board of directors may create such reserve or reserves out of the earned surplus of the corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the corporation, or for any other purpose they think beneficial to the corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

           8.02 Books and Records. The corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

           8.03 Annual Statement. The board of directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the corporation ration, including a reasonably detailed balance sheet, income statement, and surplus statement.

           8.04 Checks and Notes. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

           8.05 Fiscal Year. The fiscal year of the corporation shall be selected by resolution of the board of directors.

           8.06 Seal. The corporation seal (of which there may be one or more exemplars) shall contain the name of the corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it, or otherwise.

           8.07 Resignation. Any director, officer, or agent may resign by giving written notice to the president or the secretary. The resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

           8.08 Interested Directors, Officers, and Shareholders.

           (A) If paragraph (B) below is satisfied, no contract or other transaction between the corporation and any of its directors, officers, or shareholders (or any corporation or firm in which any of them is directly or indirectly interested) shall be invalid solely because of this relationship or because of the presence of such director, officer, or shareholder at the meeting authorizing such contract or transaction, or such person's participation in such meeting or authorization.

           (B) Paragraph (A) above shall apply only if:

               (1) The contract or transaction is fair to the corporation as of the time it is authorized or ratified by the board of directors, a committee of the board, or the shareholders; or

               (2) The material facts of the relationship or interest of each such director, officer, or shareholder are known or disclosed; (a) to the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes; or (b) to the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote.

           (C) The provisions contained in paragraph (A) and (B) above shall not be construed to invalidate a contract or transaction which would be valid in the absence of such provisions.

           8.09 Purchase Own Shares. The corporation may, directly or indirectly, purchase its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor.

           8.10 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

                (a) The remainder of these bylaws shall be considered valid and operative, and

                (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

           8.11 Amendment of Bylaws. These bylaws may be altered, amended, or repealed at any meeting of the board of directors at which a quorum is present, by the affirmative vote of a majority of the directors present at the meeting, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of the meeting.

           8.12 Table of Contents; Headings. The table of contents and headings used in these bylaws have been inserted for convenience only and do not constitute matter to be construed in interpretation.

                                                                    EXHIBIT 16.6

                               CONSENT OF TRUSTEE


         We hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.



                                            TRUST MANAGEMENT, INC.
                                            (Trustee)


                                            By: /s/ Robert C. Finley
                                                --------------------------------
                                                Robert C. Finley
                                                President

                                                                    EXHIBIT 16.7

              Latest Report of Condition of Trust Management, Inc.

                           TEXAS DEPARTMENT OF BANKING
                                  TRUST COMPANY
                    QUARTERLY REPORT OF CONDITION AND INCOME


================================================================================
Name and Address:
         TRUST MANAGEMENT, INC.
         210 WEST SIXTH STREET
         SUITE 605
         FORT WORTH, TEXAS 76102
--------------------------------------------------------------------------------
Charter Number: 95-37             Reporting Period: January 1 through 06/30/1999
================================================================================


         The Report of Conditions and Income must be printed, signed by an authorized officer (or officers), and attested by not less than three directors other than the officer(s) signing the report.

         I, the undersigned officer, do hereby declare that this Report of Condition and Income has been prepared in conformance with official instructions and is true and correct.


================================================================================
Signature of Officer Authorized To Sign Report:      Date Signed:

                   /s/ Leanna P. Sharp                   July 28, 1999
--------------------------------------------------------------------------------
Name and Title of Authorized Officer:                Area Code/Phone Number:

           Leanna P. Sharp, Sr. Vice President       (817) 335-2933
================================================================================



         We, the undersigned directors, attest the correctness of this Report of Condition and Income and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with official instructions and is true and correct.


--------------------------------------------------------------------------------
Signature of Director:      Signature of Director:       Signature of Director:


/s/ Robert C. Finley        /s/ Dee S. Finley, Jr.       /s/ James M. Whitton
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SECTION A           TRUST MANAGEMENT, INC.
        BALANCE SHEET         210 WEST SIXTH STREET
            as of             SUITE 605
         06/30/1999           FORT WORTH, TEXAS 76102
     (Month, Day, Year)

-----------------------------------------------------------------------------------------
                                          ASSETS
-----------------------------------------------------------------------------------------
1.  Cash .....................................................................    29,109
    1.a  Mutual Funds ........................................................         0
    1.b  Money Market Mutual Funds ...........................................    794147
2.  Investment Securities (Schedule A1, Column B, line 5) ....................         0
3.  Corporate Stock ..........................................................    256776
4.  Trading Account Securities ...............................................     25000
5.  Loans (net) ..............................................................         0
6.  Premises, furniture, fixtures and other assets representing premises .....     37371
7.  Real Estate Owned other than premises ....................................         0
8.  Other Assets (Schedule A2, line 16) ......................................    228783
9.  TOTAL ASSETS (sum of 1 through 8) ........................................   1371186
-----------------------------------------------------------------------------------------
                               LIABILITIES & EQUITY CAPITAL
-----------------------------------------------------------------------------------------
10. Accounts Payable .........................................................      6186
11. Accrued Taxes ............................................................    -17976
12. Accrued Interest .........................................................      9214
13. Mortgage indebtedness ....................................................         0
14. Other liabilities for borrowed money .....................................         0
15. Subordinated notes and debentures ........................................         0
16. Other liabilities (Schedule A3, line 7) ..................................     14831
17. TOTAL LIABILITIES (sum of 10 through 16) .................................     12255
18. EQUITY CAPITAL & RESERVES (Schedule A4, Column E, line 11) ...............   1358931
19. TOTAL LIABILITIES & EQUITY CAPITAL (sum of 17 and 18) ....................   1371186
-----------------------------------------------------------------------------------------
                            SCHEDULE A1 - INVESTMENT SECURITIES
-----------------------------------------------------------------------------------------
Type of Investments                                          Market Value     Book Value
1.  U.S. Government obligations ...........................       0               0
2.  U.S. Government agencies obligations ..................       0               0
3.  State, county and municipal obligations ...............       0               0
4.  Other bonds, notes and debentures .....................       0               0
5.  TOTAL INVESTMENT SECURITIES (sum of 1 through 4) ......       0               0
-----------------------------------------------------------------------------------------
                                SCHEDULE A2 - OTHER ASSETS
-----------------------------------------------------------------------------------------
1.  Accounts Receivable ......................................................    124505
2.  Due from affiliates or subsidiaries (net) ................................         0
3.  Interest earned or accrued but not collected .............................     51441
4.  Prepaid expenses .........................................................     21726
5.  Cash items not in the process of collection ..............................         0
6.  Deferred tax assets (net) ................................................         0
7.  Accrued interest purchased ...............................................         0
8.  Margin accounts ..........................................................         0
9.  Purchased computer software ..............................................      7428
10. Direct lease financing ...................................................         0
11. Investment in unconsolidated subsidiaries & associated companies .........         0
12. Cash surrender value of life insurance policies ..........................         0
13. Furniture and equipment rented to others .................................         0
14. Goodwill .................................................................     23683
15. All other (itemize amounts over 25% of line 16) ..........................         0
16. TOTAL OTHER ASSETS (sum of 1 through 15) .................................    228783
-----------------------------------------------------------------------------------------
                              SCHEDULE A3 - OTHER LIABILITIES
-----------------------------------------------------------------------------------------
1.  Due to affiliates or subsidiaries (net) ..................................         0
2.  Dividends declared but not yet paid ......................................         0
3.  Expenses accrued and unpaid ..............................................      7986
4.  Minority interest in consolidated subsidiaries ...........................         0
5.  Deferred income taxes ....................................................      6845
6.  All other (itemize amounts over 25% of line 7) ...........................         0
7.  TOTAL OTHER LIABILITIES (sum of 1 through 6) .............................     14831
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SCHEDULE A4                                  A.              B.              C.                D.              E.
CHANGES IN EQUITY                        Preferred        Common           Surplus          Undivided        Total
CAPITAL                                    Stock           Stock                           Profits and       Equity
(Year to Date)                           (Par Value)     (Par Value)                        Cap. Resv.       Capital
----------------------------------------------------------------------------------------------------------------------
1.   Balance end of previous year               0          39972           760028             541885         1341885
2.   Adjustments                                0              0                0                  0               0
3.   Adjusted balance end of prev. year         0          39972           760028             541885         1371885
4.   Net income (loss)                          0              0                0              17046           17046
5.   Sale, conversion, acquisition or
     retirement of Capital net
     a.  Transactions with own holding
         co. or affiliates                      0              0                0                  0               0
     b.  Other                                  0              0                0                  0               0
6.   Charges incident to mergers and
     absorptions (net)                          0              0                0                  0               0
----------------------------------------------------------------------------------------------------------------------
    CHANGES IN EQUITY                     Preferred       Common           Surplus          Undivided     Total Equity
         CAPITAL                            Stock          Stock                           Profits and
----------------------------------------------------------------------------------------------------------------------
7.   LESS: Cash div. declared on
     Common Stock                               0              0                0                  0               0
8.   LESS: Cash div. declared on
     Preferred Stock                            0              0                0                  0               0
9.   Stock dividend issued                      0              0                0                  0               0
10.  Other: inc (dec) (itemize below)           0              0                0                  0               0
11.  Balance end of Current Period              0          39972           760028             558931         1358931
----------------------------------------------------------------------------------------------------------------------

MEMORANDA (Press F2 to Add/Change #1,   F3 to Add/Change #2)

1.       Itemize adjustments to shown in item 2:

2.       Itemize other increases or decreases shown in item 10:
--------------------------------------------------------------------------------

==================================================================================================
                                  SCHEDULE B - INCOME AND EXPENSES
==================================================================================================
1.      Operating Income:
    1a.   Interest and fees on loans ..........................................                  0
    1b.   Interest on balances with depositor institutions ....................             142432
    1c.   Interest on U.S. Treasury securities ................................               7065
    1d.   Interest on obligations of other U.S. Gov. agencies and corp ........              11175
    1e.   Interest on obligations of States and political sub. of the U.S. ....                  0
    1f.   Interest on other bonds, notes, and debentures ......................                  0
    1g.   Dividends on corporate stock ........................................              12075
    1h.   Income from lease financing .........................................                  0
    1i.   Income from fiduciary activities (Section D, line 5) ................             232323
    1j.   Other service charges, commissions, and fees ........................               1640
    1k.   Other income (Schedule B1, line 8) ..................................                  0
    1l.   TOTAL OPERATING INCOME (sum of 1a through 1k) .......................            4066710

2.      Operating Expenses:
    2a.   Salaries and wages ..................................................             178875
    2b.   Employee benefits ...................................................              21958
    2c.   Audits and examinations .............................................               4500
    2d.   Marketing ...........................................................              11005
    2e.   Interest on borrowed money ..........................................                  0
    2f.   Interest on subordinated notes and debentures .......................                  0
    2g.   Occupancy expense (net of rental income) ............................              12952
    2h.   Furniture and equipment expense .....................................              16299
    2i.   Provision for possible loan losses ..................................                  0
    2j.   Other operating expenses (Schedule B2, line 14) .....................             118641
    2k.   TOTAL OPERATING EXPENSES (sum of 2a through 2j) .....................             364230

3.  Income before income taxes and securities gains (11 minutes 2k) ...........              42480
4.  Securities gains (losses) .................................................                  0
5.  Applicable income taxes ...................................................             -25434
6.  Net income (3 plus or minus 4 and 5) ......................................              17046
7.  Extraordinary items (net of tax effect) ...................................                  0
8.  NET OPERATING INCOME (6 plus or minus 7) ..................................              17046
==================================================================================================
                                SCHEDULE B1 - OTHER OPERATING INCOME
==================================================================================================
1.  Investment advisory services (trust accounts) .............................                  0
2.  Investment advisory services (non-trust accounts) .........................                  0
3.  Income from affiliates (Schedule D1, line 6) ..............................                  0
4   Trading account (net) .....................................................                  0
5.  Equity in net income of unconsolidated subsidiaries .......................                  0
6.  Data processing (non-affiliate) ...........................................                  0
7.  All other (non-affiliate) .................................................                  0
8.  TOTAL OTHER OPERATING INCOME (sum of 1 through 7) .........................                  0
==================================================================================================
                               SCHEDULE B2 - OTHER OPERATING EXPENSES
==================================================================================================
1.  Directors and committee fees ..............................................               2100
2.  Insurance .................................................................               3729
3.  Legal fees ................................................................               1101
4.  Losses on the sale of assets (excluding securities) .......................                  0
5.  Amortization of intangible assets .........................................               3946
6.  Franchise taxes ...........................................................               4724
7.  Travel & entertainment ....................................................               4190
8.  Broker/Dealer (non-affiliate) .............................................                  0
9.  Investment advisory services (non-affiliate) ..............................                  0
10. Referral fees (non-affiliate) .............................................                  0
11. Data processing (non-affiliate) ...........................................              33945
12. Affiliate service(s) (Schedule D2, line 7) ................................                  0
13. All other (non-affiliate) .................................................              64906
14. TOTAL OTHER OPERATING EXPENSES (sum of 1 through 13) ......................             118641
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                 SECTION C                    Em. Benefit    Personal    Estates    Employee    All Other    Totals
           REPORT OF TRUST ASSETS                Trust        Trust                  Benefit       Agy
                                                                                       Agy
--------------------------------------------------------------------------------------------------------------------
1.  Noninterest Bearing Deposits                    0           0          0            0           0            0
2.  Interest Bearing Deposits                       8           8          0            0         431          431
3.  U.S.G. & Agency Obligations                     0           0          0            0        1100         1100
4.  State, Co. & Muni Obligations                   0           0          0            0           0            0
5.  Money Market Mutual Funds                       0           0          0            0        7080         7080
6.  Other Short Term Obligations                    0           0          0            0           0            0
7.  Other Notes & Bonds                             0           0          0            0           0            0
8.  Common & Preferred Stocks                       0           0          0            0           0            0
9.  Real Estate Mortgages                           0           0          0            0           0            0
10. Real Estate                                     0           0          0            0           0            0
11. Miscellaneous Assets                            0           0          0            0           6            6
12. Total Discretionary Assets                      0           0          0            0        8617         8617
13. Total # of Discretionary Assets                 0           0          0            0          37           37
14. Total Non-Discretionary Assets              82659           0          0            0           0        82659
15. Total # of Non-Discretionary Accounts        3260           0          0            0           0         3260
16. TOTAL ASSETS (sum of 12 and 14)             82659           0          0            0        8617        91276
17. TOTAL # OF ACCOUNTS (sum of 13 and 15)       3260           0          0            0          37         3297
18. MEMORANDA TOTAL LIABILITIES                     0           0          0            0           0
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                SECTION D - FIDUCIARY INCOME                       (CONFIDENTIAL INFORMATION)
-----------------------------------------------------------------------------------------------
INCOME FROM FIDUCIARY ACTIVITIES
1.              Gross Fees, Commissions & Other Fiduciary Income
         1a.    Employee Benefit Trust Accounts ...................................      124993
         1b.    Personal Trust & Estate Accounts ..................................           0
         1c.    Employee Benefit Agency Accounts ..................................           0
         1d.    Other Agency Accounts .............................................           0
         1e.    Corporate Trust & Agency Accounts .................................      107330
         1f.    All Other Fiduciary Income.........................................           0
         1g.    Gross Fiduciary Income (sum of 1a through 1f) .....................      232323
-----------------------------------------------------------------------------------------------
2.              Settlements, Surcharges & Other Losses)
         2a.    Employee Benefit Trust Accounts - Discretionary Accounts ..........           0
         2b.    Personal Trust & Estate Accounts - Discretionary Accounts .........           0
         2c.    Employee Benefit Agencies - Discretionary Accounts ................           0
         2d.    Other Agency Accounts - Discretionary Accounts ....................           0
         2e.    Employee Benefit Trust Accounts - Non-Discretionary Accounts ......           0
         2f.    Personal Trust & Estate Accounts - Non-Discretionary Accounts .....           0
         2g.    Employee Benefit Agencies - Non-Discretionary Accounts ............           0
         2h.    Other Agency Accounts - Non-Discretionary Accounts ................           0
         2i.    Corporate Trust & Agency Accounts .................................           0
         2j.    All Other Activities ..............................................           0
         2k.    Gross Settlement, Surcharges & Other Losses .......................           0
3.              Recoveries To Previously Reported Losses ..........................           0
4.              Net Settlements, Surcharges & Other Losses ........................           0
-----------------------------------------------------------------------------------------------
5.              FIDUCIARY INCOME (LOSS) ...........................................      232323
===============================================================================================
Gross Settlements, Surcharges & Other Losses by Typo
===============================================================================================
6.              Investment ........................................................           0
7.              Administrative ....................................................           0
8.              Operational .......................................................           0
9.              Gross Settlements, Surcharges & Other Losses ......................           0
-----------------------------------------------------------------------------------------------

====================================================================================================================
                               MEMORANDA (CONFIDENTIAL)                                          Number of Accounts
=============================================================================================-----------------------
Non Fiduciary Advisory/Management Accounts ...................................................... 0               0
--------------------------------------------------------------------------------------------------------------------
GENERAL COMMENTS (press F2 to enter/edit comments):
--------------------------------------------------------------------------------------------------------------------
                         SCHEDULE C1                             Class       Type of       Total     No. of Part.
                 COLLECTIVE INVESTMENT FUNDS                      Code         Code        Fund      Acct. in Fund
====================================================================================================================
Name of Fund                                                       0            0            0             0
====================================================================================================================
CLASSIFICATION CODE                                                         TYPE OF FUND
01       Personal Trust                             01 Equity                                07 Mortgage
02       Employee Benefit                           02 Diversified or Balanced               08 Foreign Equity
03       Keogh (HR10)                               03 Fixed Income                          09 Foreign Fixed Income
04       Charitable Trust                           04 Municipal Bond                        10 Index Equity
05       Other                                      05 Real Estate Equity                    11 Index Fixed Income
                                                    06 Short Term Investment                 12 Other
====================================================================================================================
                    SCHEDULE C2                             Number of Accounts       Prin. Amt Out Securities
====================================================================================================================
Type of Account
1.   Corporate Securities Trusteeships ..........................   37          .....................    79985
2.   Tax Exempt & Other Municipal Sec. Trusteeships .............    0          .....................        0
3.   Stock or Bond Transfer Agent or Registrar ..................    0          .....................
4.   Mutual Fund Transfer Agent .................................    0          .....................
5.   Separate Dividend & Interest/Coupon Paying Agent ...........    0          .....................
6.   All Other Corporate Agencies ...............................    0          .....................
7.   TOTALS .....................................................   37          .....................    79985
====================================================================================================================
                    SCHEDULE D1                                                                       (CONFIDENTIAL)
====================================================================================================================
Income for Services Provided TO Affiliate(s)
1.   Investment advisory services ...................................................................        0
2.   Referral Fees ..................................................................................        0
3.   Asset management/custodial .....................................................................        0
4.   Data processing ................................................................................        0
5.   All Other ......................................................................................        0
6.   Total Affiliate Services (sum of 1 through 5) ..................................................        0
====================================================================================================================
                    SCHEDULE D2                                                                       (CONFIDENTIAL)
====================================================================================================================
Expenses for Services Provided BY Affiliates(s)
1.   Broker/Dealer ..................................................................................        0
2.   Investment advisory services ...................................................................        0
3.   Referral Fees ..................................................................................        0
4.   Asset management/custodial .....................................................................        0
5.   Data processing ................................................................................        0
6.   All Other ......................................................................................        0
7.   Total Affiliate Services (sum of 1 through 6) ..................................................        0
====================================================================================================================